UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K/A

                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 29, 2004
                                                 ___________________________

                          Banknorth Group, Inc.
____________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Maine                                 001-31251               01-0437984
____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                        Identification No.)


P.O. Box 9540, Two Portland Square, Portland, Maine             04112-9540
____________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (207) 761-8500
                                                   _________________________

                             Not Applicable
____________________________________________________________________________
       (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

     As previously announced, Banknorth Group, Inc., a Maine corporation ("Banknorth"), and The Toronto-Dominion Bank, a Canadian chartered bank ("TD"), have entered into an Agreement and Plan of Merger, dated as of August 25, 2004 (the "Agreement"), along with, Berlin Merger Co., a Delaware corporation and a wholly-owned subsidiary of TD, and Berlin Delaware Inc. (which subsequently changed its name to "Banknorth Delaware Inc."), a Delaware corporation and a wholly-owned subsidiary of Banknorth ("Banknorth Delaware"). Also as previously announced, in connection with the Agreement, TD, Banknorth and Banknorth Delaware entered into a Stockholders Agreement, dated as of August 25, 2004 (the "Stockholders Agreement").

     On September 29, 2004, the parties amended and restated the Agreement and the Stockholders Agreement. The amendments generally were technical and clarifying in nature and are not believed to be material. Copies of the Amended and Restated Agreement and Plan of Merger, dated as of August 25, 2004, among TD, Berlin Merger Co., Banknorth and Banknorth Delaware and the Amended and Restated Stockholders Agreement, dated as of August 25, 2004, among TD, Banknorth and Banknorth Delaware are included as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K/A.

     For additional information, reference is made to the exhibits which are included with this Current Report and are incorporated herein by reference.






















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Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.    Description
     ----------     -----------

     2.1            Amended and Restated Agreement
                    and Plan of Merger, dated as of August 25, 2004, among TD, Berlin Mergerco, Banknorth and Banknorth Delaware(1)

     3.1            Form of Certificate of Incorporation of
                    Banknorth Delaware*

     3.2            Form of Bylaws of Banknorth Delaware*

     3.3            Form of Amended and Restated Certificate of
                    Incorporation of Banknorth Delaware following consummation of the Mergers(1)

     3.4 Form of Amended Bylaws of Banknorth Delaware following consummation of the Mergers*

     4.1 Amendment No.1, dated as of August 25, 2004, to the Amended and Restated Rights Agreement, dated as of July 25, 2000, between Banknorth and American Stock Transfer and Trust Company, as Rights Agent*

     10.1 Amended and Restated Stockholders Agreement, dated as of August 25, 2004, among TD, Banknorth and Banknorth Delaware(1)

     10.2 Employment Agreement by and among Banknorth, TD and William J. Ryan, dated as of August 25, 2004*

     10.3           Employment Agreement between Banknorth and Peter J.
                    Verrill, dated as of August 25, 2004*

     10.4 Form of Retention Agreement, dated August 25, 2004, entered into between Banknorth and the following executive officers: David J. Ott, Andrew W. Greene, Wendy Suehrstedt, Stephen J. Boyle, John W.
                    Fridlington and Carol L. Mitchell*

     99.1           Press Release, dated August 26, 2004*

     99.2           Investor Presentation, dated August 26, 2004*
_________________

                                      3


     * Previously filed.

     (1) Incorporated by reference from the Registration Statement on Form S-4/F-4 of Banknorth Delaware Inc. and The Toronto-Dominion Bank (Commission File No. 333-119519) filed with the Commission on October 4, 2004. The indicated exhibit is included as an appendix to the proxy statement/prospectus included in such registration statement

     The press release and investor presentation included as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements relating to anticipated financial and operating results, the companies' plans, objectives, expectations and intentions and other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," "and other similar expression. Such statements are based upon the current beliefs and expectations of TD and Banknorth's management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such materially differences: change in general economic conditions; the performance of financial markets and interest rates; the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Banknorth's stockholders to approve the transaction; disruption from the transaction making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and Canada; acts of terrorism; and war or political instability. Additional factors that could cause TD and Banknorth's results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Report on Form 40-F for TD and the 2003 Annual Report on Form 10-K for Banknorth filed with the Securities and Exchange Commission and available at the Commission's Internet site (http://www.sec.gov).
















                                    4

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         BANKNORTH GROUP, INC.


                         By:    /s/ Peter J. Verrill
                                __________________________________________
                                Name:  Peter J. Verrill
                                Title: Senior Executive Vice President and
                                       Chief Operating Officer

Date:  October 5, 2004